PRINCIPAL INVESTORS FUND

                    Plan pursuant to Rule 18f-3(d) under the
                         Investment Company Act of 1940

                            Effective August 25, 2006

Principal Investors Fund, Inc., (the "Fund") an open-end investment company operated as a "series" fund and managed by Principal Management Corporation (the "Manager") may from time to time issue one or more of the following classes of shares: Advisors Signature Class, Advisors Preferred Class, Advisors Select Class, Preferred Class, Select Class, Class A, Class C, Class I and Class J shares. The classes offered by each series are set forth in the Fund's registration statement as from time to time in effect. The differences in expenses among these classes of shares, and the exchange features of each class of shares, are set forth below in this Plan. Except as noted below, incurred expenses are allocated among the classes of shares of the Fund based upon the net assets of the Fund attributable to shares of each class. This plan is subject to change, to the extent permitted by law and by the Articles of Incorporation and By-laws of the Fund, by action of the Directors of the Fund. As used in this Plan, "Date of Reorganization" shall mean the date on which the assets of the WM Group of Funds are merged into the Fund.

                            ADVISORS SIGNATURE CLASS
DISTRIBUTION FEES
The Advisors Signature Class shares pay distribution fees pursuant to a plan (the "Advisors Signature Class Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Advisors Signature Class Plan, Advisors Signature Class shares shall pay 0.35% of the relevant series of the Fund's average net assets attributable to the Advisors Signature Class. Amounts payable under the Advisors Signature Class Plan are subject to such further limitations as the Directors may from time to time determine and as set forth in the registration statement of the Fund as from time to time in effect.

ADMINISTRATIVE SERVICE FEES
The Advisors Signature Class shares pay administrative service fees equal to 0.28% of the relevant series of the Fund's average net assets attributable to the Advisors Signature Class.

SERVICE FEES
The Advisors Signature Class shares pay service fees equal to 0.25% of the relevant series of the Fund's average net assets attributable to the Advisors Signature Class.

EXCHANGE FEATURES
Subject to restrictions of the employer's plan, the Advisors Signature Class shares of any series of the Fund may be exchanged, at the shareholder's option, for Advisors Signature Class shares of any other series of the Fund without charge, provided that Advisors Signature Class shares of such other series of the Fund are available to residents of the relevant state, and further provided that shares of such other series of the Fund are available through the relevant employer's plan.

INITIAL SALES CHARGE
The Advisors Signature Class shares are offered at their net asset value ("NAV"), without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")
Purchases of Advisors Signature Class shares are not subject to a CDSC.

                            ADVISORS PREFERRED CLASS
DISTRIBUTION FEES
The Advisors Preferred Class shares pay distribution fees pursuant to a plan (the "Advisors Preferred Class Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Advisors Preferred Class Plan, Advisors Preferred Class shares shall pay 0.25% of the relevant series of the Fund's average net assets attributable to the Advisors Preferred Class. Amounts payable under the Advisors Preferred Class Plan are subject to such further limitations as the Directors may from time to time determine and as set forth in the registration statement of the Fund as from time to time in effect.

ADMINISTRATIVE SERVICE FEES
The Advisors Preferred Class shares pay administrative service fees equal to 0.15% of the relevant series of the Fund's average net assets attributable to the Advisors Preferred Class.

SERVICE FEES
The Advisors Preferred Class shares pay service fees equal to 0.17% of the relevant series of the Fund's average net assets attributable to the Advisors Preferred Class.

EXCHANGE FEATURES
Subject to restrictions of the employer's plan, the Advisors Preferred Class shares of any series of the Fund may be exchanged, at the shareholder's option, for Advisors Preferred Class shares of any other series of the Fund without charge, provided that Advisors Preferred Class shares of such other series of the Fund are available to residents of the relevant state, and further provided that shares of such other series of the Fund are available through the relevant employer's plan.

INITIAL SALES CHARGE
The Advisors Preferred Class shares are offered at their NAV, without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE
Purchases of Advisors Preferred Class shares are not subject to a CDSC.

                          ADVISORS SELECT CLASS SHARES
DISTRIBUTION FEES
The Advisors Select Class shares pay distribution fees pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Advisors Select Class Plan"). Pursuant to the Advisors Select Class plan, Advisors Select Class shares shall pay 0.30% of the relevant series of the Fund's average net assets attributable to Advisors Select Class shares. Amounts payable under the Advisors Select Class Plan are subject to such further limitations as the Directors may from time to time determine and as set forth in the registration statement of the Fund as from time to time in effect.

ADMINISTRATIVE SERVICE FEES
The Advisors Select Class shares pay administrative service fees equal to 0.20% of the relevant series of the Fund's average net assets attributable to the Advisors Select Class.

SERVICE FEES
The Advisors Select Class shares pay service fees equal to 0.25% of the relevant series of the Fund's average net assets attributable to the Advisors Select Class.

EXCHANGE FEATURES
Subject to restrictions of the employer's plan, Advisors Select Class shares of any series of the Fund may be exchanged, at the shareholder's option, for Advisors Select Class shares of any other series of the Fund without charge, provided that Advisors Select Class shares of such other series of the Fund are available to residents of the relevant state, and further provided that shares of such other series of the Fund are available through the relevant employer's plan.

INITIAL SALES CHARGE
Advisors Select Class shares are offered at their NAV, without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE
Advisors Select Class shares are not subject to a CDSC.

                             PREFERRED CLASS SHARES
DISTRIBUTION FEES
The Preferred Class shares do not pay a distribution fee.

ADMINISTRATIVE SERVICE FEES
The Preferred Class shares pay administrative service fees equal to 0.11% of the relevant series of the Fund's average net assets attributable to the Preferred Class.

SERVICE FEES
The Preferred Class shares pay service fees equal to 0.15% of the relevant series of the Fund's average net assets attributable to the Preferred Class.

EXCHANGE FEATURES
Subject to restrictions of the employer's plan, Preferred Class shares of any series of the Fund may be exchanged, at the shareholder's option, for Preferred Class shares of any other series of the Fund without charge, provided that Preferred Class shares of such other series of the Fund are available to residents of the relevant state, and further provided that shares of such other series of the Fund are available through the relevant employer's plan.

INITIAL SALES CHARGE
Preferred Class shares are offered at their NAV, without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE Preferred Class shares are not subject to a CDSC.

                               SELECT CLASS SHARES
DISTRIBUTION FEES
The Select Class shares pay distribution fees pursuant to a plan (the "Select Class Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Select Class Plan, Select Class shares shall pay 0.10% of the relevant series of the Fund's average net assets attributable to the Select Class. Amounts payable under the Select Class Plan are subject to such further limitations as the Directors may from time to time determine and as set forth in the registration statement of the Fund as from time to time in effect.

ADMINISTRATIVE SERVICE FEES
The Select Class shares pay administrative service fees equal to 0.13% of the relevant series of the Fund's average net assets attributable to the Select Class.

SERVICE FEES
The Select Class shares pay service fees equal to 0.15% of the relevant series of the Fund's average net assets attributable to the Select Class.

EXCHANGE FEATURES
Select Class shares of any series of the Fund may be exchanged, at the shareholder's option, for Select Class shares of any other series of the Fund without charge, provided that Select Class shares of such other series of the Fund are available to resident of the relevant state and provided further that such shares of each the series of the Fund are available through the relevant employer's plan.

INITIAL SALES CHARGE
Select Class shares are offered at NAV, without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE Select Class shares are not subject to any CDSC.

                                 CLASS A SHARES
DISTRIBUTION FEES
The Class A shares pay distribution fees pursuant to a plan (the " Class A Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Class A Plan, Class A shares may pay up to 0.25% for all series except the Short-Term Bond, Money Market and LargeCap S&P 500 Index Funds (0.15% for the Short-Term Bond and LargeCap S&P 500 Index Funds, 0.00% for the Money Market Fund) of the relevant series of the Fund's average net assets attributable to Class A shares. Amounts payable under the Class A Plan are subject to such further limitations as the Directors may from time to time determine and as set forth in the registration statement of the Fund as from time to time in effect.

ADMINISTRATIVE SERVICE FEES
The Class A shares do not pay administrative service fees.

SERVICE FEES
The Class A shares do not pay service fees.

TRANSFER AGENCY FEES
The Class A shares pay for transfer agency services provided for Class A shares. Currently the fee paid is equal to the cost of providing those services. Class A shares also bear the cost of registering shares with State Securities Commissions, for providing shareholder reports and prospectuses to shareholders, and for shareholder meetings held for Class A shares.

EXCHANGE FEATURES
Class A shares of any series of the Fund (except the Short-Term Bond, Short-Term Income, LargeCap S&P 500 Index, Ultra Short Bond and Money Market Funds) may be exchanged at the net asset value for Class A shares of any other series of the Fund at any time.

Short-Term Bond, LargeCap S&P 500 Index and Ultra Short Bond Funds
Shares of the Short-Term Bond Fund, LargeCap S&P 500 Index Fund or Ultra Short Bond Fund purchased subject to a sales charge on or before the Date of Reorganization and exchanged into any other Principal Investors Fund (except Money Market) within one year of purchase are subject to a sales charge. The amount of the sales charge is (a) minus (b) multiplied by (c) where:

     (a)  is the sales charge of the Fund(s) into which you are exchanging;
     (b) is the sales charge on the Short-Term Bond, LargeCap S&P 500 Index or Ultra Short Bond Funds; and
     (c)  is the dollar amount of the exchange*.
     * In the case of exchanging some but not all of the shares in an account, the shares not subject to a sales charge (including shares purchased at NAV and shares purchased through the reinvestment of capital gains and/or dividends) are exchanged first.

Class A shares of the Short-Term Bond, Short-Term Income, LargeCap S&P 500 Index or Ultra Short Bond Funds purchased after the Date of Reorganization may be exchanged at net asset value for Class A shares of any Fund at any time 90 days after the purchase of such shares.

The CDSC that might apply to certain Class A shares upon redemption will not apply if these shares are exchanged for shares of another Fund. However, for purposes of computing the CDSC on the shares acquired through this exchange, the length of time the acquired shares have been owned by a shareholder will be measured from the date the exchanged shares were purchased. The amount of the CDSC will be determined by reference to the CDSC to which the exchanged shares were subject; as described below under "Initial Sales Charge."

Class A shares of the Money Market Fund acquired by direct purchase may not be exchanged for other Class A shares without payment of a sales charge. However, Class A shares of this Fund acquired by exchange of any other Fund shares, or by conversion of Class B shares, and additional shares which have been purchased by reinvesting dividends earned on such shares, may be exchanged for other Class A shares without a sales charge. In addition, Class A shares of the Money Market Fund acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for Class B shares of any Growth-Oriented or Income-Oriented Fund.

INITIAL SALES CHARGE
For Class A Shares purchased on or prior to the Date of Reorganization: Class A shares of the Money Market Fund are sold to the public at net asset value; no sales charge applies to purchases of the Money Market Fund. Class A shares of the Growth-Oriented Funds, except the LargeCap S&P 500 Index Fund, are sold to the public at the net asset value plus a sales charge which ranges from a high of 5.75% to a low of 0% of the offering price (equivalent to a range of 6.10% to 0% of the net amount invested) according to the schedule below. Class A shares of the Income-Oriented Funds, except the Short-Term Bond Fund, are sold to the public at the net asset value plus a sales charge which ranges from a high 4.75% to a low of 0% of the offering price (equivalent to a range of 4.99% to 0% of the net amount invested) according to the schedule below. Class A shares of the LargeCap S&P 500 Index and Short-Term Bond Funds are sold to the public at the net asset value plus a sales charge which ranges from a high of 1.50% to a low of 0% of the offering price according to the schedule below. An investor who purchases $1 million or more of Class A shares of the Growth-Oriented or Income-Oriented Funds does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of .75% (.25% for the LargeCap S&P 500 Index and Short-Term Bond Funds) of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Fund will continue to be subject to the CDSC until the original 18 month period expires. However, no CDSC is payable with respect to the redemptions of Class A shares used to fund a Princor 401(a) or Princor 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. Certain purchases of Class A shares qualify for reduced sales charges as set forth in the Fund's registration statement as from time to time in effect. Management may waive the applicable sales charge in whole or in part, from time to time for classes of investors pursuant to Rule 22d-1 of the Investment Company Act of 1940, without amending this Multiple Share Class Plan.

                SALES CHARGE ON OR BEFORE DATE OF REORGANIZATION

                                                                                      Dealer Allowance as % of Offering
                                        Sales Charge for All Income-Oriented Funds  Price All Income-Oriented Funds Except
                                       Except Short-Term Bond and Ultra Short Bond  Short-Term Bond and Ultra Short Bond
                                                          Funds                                     Funds
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $50,000                          4.75%                   4.99%                       4.00%
    $50,000 but less than $100,000             4.25%                   4.44%                       3.75%
    $100,000 but less than $250,000            3.75%                   3.90%                       3.25%
    $250,000 but less than $500,000            2.50%                   2.56%                       2.00%
    $500,000 but less than $1,000,000          1.50%                   1.52%                       1.25%
    $1,000,000 or more                    No Sales Charge              0.00%                       0.75%

                                       Sales Charge For All Growth-Oriented Funds     Dealer Allowance as % of Offering
                                           Except LargeCap S&P 500 Index Fund          Price All Growth-Oriented Funds
                                                                                      Except LargeCap S&P 500 Index Fund
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $50,000                          5.75%                   6.10%                       5.00%
    $50,000 but less than $100,000             4.75%                   4.99%                       4.00%
    $100,000 but less than $250,000            3.75%                   3.90%                       3.00%
    $250,000 but less than $500,000            2.75%                   2.83%                       2.25%
    $500,000 but less than $1,000,000          2.00%                   2.04%                       1.50%
    $1,000,000 or more                    No Sales Charge              0.00%                       0.75%

                                                                                      Dealer Allowance as % of Offering
                                         Sales Charge for LargeCap S&P 500 Index       Price LargeCap S&P 500 Index and
                                                and Short-Term Bond Funds                   Short-Term Bond Funds
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $50,000                          1.50%                   1.52%                       1.25%
    $50,000 but less than $100,000             1.25%                   1.27%                       1.00%
    $100,000 but less than $250,000            1.00%                   1.10%                       0.75%
    $250,000 but less than $500,000            0.75%                   0.76%                       0.50%
    $500,000 but less than $1,000,000          0.50%                   0.50%                       0.25%
    $1,000,000 or more                    No Sales Charge        No Sales Charge                   0.25%


                                                                                      Dealer Allowance as % of Offering
                                         Sales Charge for Ultra Short Bond Fund          Price Ultra Short Bond Fund
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $250,000                         1.00%                   1.10%                       1.00%
    $250,000 but less than $500,000            0.75%                   0.76%                       0.75%
    $500,000 but less than $1,000,000          0.50%                   0.50%                       0.25%
    $1,000,000 or more                         0.00%                   0.00%                       0.25%

                   SALES CHARGES AFTER DATE OF REORGANIZATION

      Bond & Mortgage Securities, StateCalifornia Insured Intermediate Municipal, placeStateCalifornia Municipal, Flexible Income
                                   Portfolio,
                   Government & High Quality Bond, High Yield I, Income, Inflation Protection, Preferred Securities,
                 Principal LifeTime Strategic Income, Tax-Exempt Bond, Tax-Exempt Bond I and Mortgage Securities Funds
                                                                                      Dealer Allowance as % of Offering
                                                      Sales Charge                                  Price
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $50,000                          4.50%                   4.71%                       4.00%
    $50,000 but less than $100,000             4.00%                   4.17%                       3.50%
    $100,000 but less than $250,000            3.50%                   3.63%                       3.00%
    $250,000 but less than $500,000            2.50%                   2.56%                       2.00%
    $500,000 but less than $1,000,000          2.00%                   2.04%                       1.75%
    $1,000,000 or more                         0.00%                   0.00                        0.00%*

                                                                      Short-Term Bond and Short-Term Income Funds
                                                                                      Dealer Allowance as % of Offering
                                                      Sales Charge                                  Price
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $50,000                          2.50%                   2.56%                       2.00%
    $50,000 but less than $100,000             2.00%                   2.04%                       1.50%
    $100,000 but less than $250,000            1.50%                   1.52%                       1.00%
    $250,000 but less than $500,000            1.25%                   1.27%                       1.00%
    $500,000 but less than $1,000,000          1.00%                   1.01%                       0.75%
    $1,000,000 or more                         0.00%                   0.00                        0.00%*

                                                                                  Ultra Short Bond Fund
                                                                                      Dealer Allowance as % of Offering
                                                      Sales Charge                                  Price
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $250,000                         1.00%                   1.01%                       0.75%
    $250,000 but less than $500,000            0.75%                   0.76%                       0.50%
    $500,000 but less than $1,000,000          0.50%                   0.50%                       0.25%
    $1,000,000 or more                         0.00%                   0.00%                       0.00%

                                                                               LargeCap S&P 500 Index Fund
                                                                                      Dealer Allowance as % of Offering
                                                      Sales Charge                                  Price
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $50,000                          1.50%                   1.52%                       1.25%
    $50,000 but less than $100,000             1.25%                   1.27%                       1.00%
    $100,000 but less than $250,000            1.00%                   1.01%                       0.75%
    $250,000 but less than $500,000            0.75%                   0.76%                       0.50%
    $500,000 but less than $1,000,000          0.50%                   0.50%                       0.25%
    $1,000,000 or more                         0.00%                   0.00%                       0.00%

                                                                   All other Funds (except Money Market Fund)
                                                                                      Dealer Allowance as % of Offering
                                                      Sales Charge                                  Price
                                       --------------------------------------------
                                       --------------------------------------------
                                                  Sales Charge as % of:
                                              Offering               Amount
           Amount of Purchase                  Price                Invested

    Less than $50,000                          5.50%                   5.82%                       4.75%
    $50,000 but less than $100,000             4.75%                   4.99%                       4.00%
    $100,000 but less than $250,000            3.75%                   3.90%                       3.00%
    $250,000 but less than $500,000            3.00%                   3.09%                       2.50%
    $500,000 but less than $1,000,000          2.00%                   2.04%                       1.75%
    $1,000,000 or more                         0.00%                   0.00%                       0.00%*

     * The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million but less than $5 million, 0.35% on amounts over $5 million but less than $10 million, and 0.25% on amounts over $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, C and J shares.

CONTINGENT DEFERRED SALES CHARGE
Purchases of Class A shares are not subject to a CDSC, other than as described above.

                                 CLASS B SHARES
DISTRIBUTION FEES
The Class B shares pay distribution fees pursuant to a plan (the " Class B Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Class B Plan, Class B shares may pay up to 1.00% of the relevant series of the Fund's average net assets attributable to Class B shares. Amounts payable under the Class B Plan are subject to such further limitations as the Directors may from time to time determine and as set forth in the registration statement of the Fund as from time to time in effect.

ADMINISTRATIVE SERVICE FEES
The Class B shares do not pay administrative service fees.

SERVICE FEES
The Class B shares pay service fees pursuant to a plan adopted pursuant to Rule 12b-1 equal to 0.25% of the relevant series of the Fund's average net assets attributable to the Class B shares.

TRANSFER AGENCY FEES
The Class B shares pay for transfer agency services provided for Class B shares. Currently the fee paid is equal to the cost of providing those services. Class B shares also bear the cost of registering shares with State Securities Commissions, for providing shareholder reports and prospectuses to shareholders, and for shareholder meetings held for Class B shares.

EXCHANGE FEATURES
Class B shares of any series of the Fund may be exchanged at net asset value at any time for Class B shares of any series of the Fund offering Class B shares.

The CDSC that might apply to Class B shares upon redemption will not apply if these shares are exchanged for shares of another Fund. However, for purposes of computing the CDSC on the shares acquired through this exchange, the length of time the acquired shares have been owned by a shareholder will be measured from the date the exchanged shares were purchased. The amount of the CDSC will be determined by reference to the CDSC table to which the exchanged shares were subject.

CONVERSION FEATURE
Class B shares purchased prior to the Date of Reorganization will convert automatically to Class A shares on the eighth anniversary of purchase, but without the payment of any sales charge normally associated with purchase of Class A shares.

Class B shares purchased on or after the Date of Reorganization will convert automatically to Class A shares on the ninth anniversary of purchase, but without the payment of any sales charge normally associated with a purchase of Class A shares.

INITIAL SALES CHARGE
Class B shares are offered at their NAV, without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE
Class B shares are sold without an initial sales charge, although a CDSC will be imposed on shares redeemed prior to the end of the CDSC period. The CDSC period for shares purchased prior to the Date of Reorganization ends on the sixth anniversary of the date such shares were purchased. The CDSC period for shares purchased on or after the Date of Reorganization ends on the fifth anniversary of the date such shares were purchased. .

The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years shares have been owned and the dollar amount being redeemed, according to the following table:

                    CDSC ON OR BEFORE DATE OF REORGANIZATION

=============================================================================================================================
                    Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
=============================================================================================================================
=============================================================================================================================
                          For Certain Sponsored Plans Commenced After 2/1/1998 but before 3/1/2002
-----------------------------------------------------------------------------------------------------------------------------
----------------------------------- -------------------------------------------- --------------------------------------------
       Years Since Purchase           All Funds Except LargeCap S&P 500 Index      All Funds Except LargeCap S&P 500 Index
            Payments Made                    and Short-Term Bond Funds                    and Short Term Bond Funds
-----       --------------                                 -----------
2 years or less                                         4.0%                                         3.00%
More than 2 years, up to  4 years                       3.0%                                         2.00%
More than 4 years, up to  5 years                       2.0%                                         1.00%
More than 5 years, up to 6 years                        1.0%                                        None
More than 6 years                                      None                                         None
=================================== ============================================ ============================================

                                 CDSC FOR ALL FUNDS FOR SHARES PURCHASED AFTER DATE OF REORGANIZATION

               Years Since Purchase Payments Made                   CDSC as a % of Dollar Amount (1)
               ----------------------------------                   --------------------------------
                2 years or less                                             5.00%
                More than 2 years, up to 3 years                            4.00%
                More than 3 years, up to 4 years                            3.00%
                More than 4 years, up to 5 years                            2.00%
                More than 5 years                                             None

(1) Certain sponsored plans established after 02/01/1998 and before 03/01/2002 are subject to the CDSC described in the table above.

Certain purchases of Class B shares qualify for a reduced CDSC as set forth in the Fund's registration statement as from time to time in effect. Management may waive the CDSC in whole or in part, from time to time for classes of investors pursuant to Rule 22d-1 of the Investment Company Act of 1940, without amending this Multiple Share Class Plan.

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. The CDSC will be waived on redemptions of Class B shares in connection with the following types of transactions:

o    shares redeemed due to a shareholder's death;
o shares redeemed due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended;
o shares redeemed from retirement plans to satisfy minimum distribution rules under the Code; o shares redeemed to pay surrender charges;
o    shares redeemed to pay retirement plan fees;
o shares redeemed involuntarily from small balance accounts (values of less than $300);
o shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class B shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;
o shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Code; or
o shares redeemed from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

                                 CLASS C SHARES

DISTRIBUTION FEES
Class C shares pay distribution fees pursuant to a plan (the "Class C Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Class C Plan, Class C shares shall pay 0.75% of the relevant series of the Fund's average net assets attributable to the Class C shares. Amounts payable under the Class C Plan are subject to such further limitations as the Directors may from time to time determine and as set forth in the registration statement of the Fund as from time to time in effect.

ADMINISTRATIVE SERVICE FEES
The Class C shares do not pay administrative service fees.

SERVICE FEES
The Class C shares pay service fees pursuant to a plan adopted pursuant to Rule 12b-1 equal to 0.25% of the relevant series of the Fund's average net asset attributable to the Class C shares.

TRANSFER AGENCY FEES
The Class C shares pay for transfer agency services provided for Class C shares. Currently the fee paid is equal to the cost of providing those services. Class C shares also bear the cost of registering shares with State Securities Commissions, for providing shareholder reports and prospectuses to shareholders, and for shareholder meetings held for Class C shares.

EXCHANGE FEATURES
Class C shares of any series of the Fund may be exchanged at net asset value at any time for Class C shares of any series of the Fund offering Class C shares.

The CDSC that might apply to Class C shares upon redemption will not apply if these shares are exchanged for shares of another Fund. However, for purposes of computing the CDSC on the shares acquired through this exchange, the length of time the acquired shares have been owned by a shareholder will be measured from the date the exchanged shares were purchased. The amount of the CDSC will be determined by reference to the CDSC table to which the exchanged shares were subject.

INITIAL SALES CHARGE
Class C shares are offered at their NAV, without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE
Class C shares are sold without an initial sales charge, although a CDSC will be imposed on shares redeemed within 12 months of purchase. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the CDSC is equal to the lesser of 1.00% of the market value of the shares redeemed or the cost of the shares redeemed.

Certain purchases of Class C shares qualify for a reduced CDSC as set forth in the Fund's registration statement as from time to time in effect. Management may waive the CDSC in whole or in part, from time to time for classes of investors pursuant to Rule 22d-1 of the Investment Company Act of 1940, without amending this Multiple Share Class Plan.

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. The CDSC will be waived on redemptions of Class C shares in connection with the following types of transactions:

o    shares redeemed due to a shareholder's death;
o shares redeemed due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended;
o shares redeemed from retirement plans to satisfy minimum distribution rules under the Code; o shares redeemed to pay surrender charges;
o    shares redeemed to pay retirement plan fees;
o shares redeemed involuntarily from small balance accounts (values of less than $300);
o shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class C shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;
o shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Code; or
o shares redeemed from retirement plans qualified under Section 401(a) of the Code due to the plan participants death, disability, retirement or separation from service after attaining age 55.

                                 CLASS I SHARES
DISTRIBUTION FEES
The Class I shares do not pay distribution fees.

ADMINISTRATIVE SERVICE FEES
The Class I shares do not pay administrative service fees.

EXCHANGE FEATURES
Class I shares of any series of the Fund may be exchanged, at the shareholder's option, for Class I shares of any other series of the Fund without charge.

INITIAL SALES CHARGE
Class I shares are offered at their NAV, without an initial sales charge.

CONTINGENT DEFERRED SALES CHARGE Class I shares are not subject to any CDSC.

                                 CLASS J SHARES
DISTRIBUTION FEES
The Class J shares pay distribution fees pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Class J Plan"). Pursuant to the Class J Plan, Class J shares may pay up to a 0.50% of the relevant series (0.25% for the Money Market Fund) of the Fund's average net assets attributable to Class J shares. Amounts payable under the Class J Plan are subject to such further limitations as the Directors may from time to time determine and as set forth in the registration statement of the Fund as from time to time in effect.

ADMINISTRATIVE SERVICE FEES
The Class J shares do not pay administrative service fees.

SERVICE FEES
The Class J shares do not pay service fees.

TRANSFER AGENCY FEES
The Class J shares pay for transfer agency services provided for Class J shares. Currently the fee paid is equal to the cost of providing those services. Class J shares also bear the cost of registering shares with State Securities Commissions, for providing shareholder reports and prospectuses to shareholders, and for shareholder meetings held for Class J shares.

EXCHANGE FEATURES
Class J shares of any series of the Fund may be exchanged, at the shareholder's option, for Class J shares of any other series of the Fund without charge, provided that Class J shares of such other series of the Fund are available to residents of the relevant state.

INITIAL SALES CHARGE
Class J shares of all series are offered at their NAV, without an initial sales charge

CONTINGENT DEFERRED SALES CHARGE
Redemptions of Class J shares with 18 months of purchase may be subject to a CDSC. Shares exchanged into another series will continue to be subject to the CDSC until the initial 18-month period expires.

The CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by 1.00%. The CDSC is not imposed on shares:

o    that were purchased pursuant to the Small Amount Force Out program (SAFO);
o redeemed due to a shareholder's death or disability (as defined in the Internal Revenue Code);
o redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
o sold using a periodic withdrawal plan (up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC);
o    that were purchased through the Principal Income IRA; or
o    that were purchased through Principal Passage.

There is no CSDC on shares purchased with reinvested dividends or other distributions. The CDSC may be waived on redemptions of Class J shares as described in the Fund's registration statement as from time to time in effect. Management may waive the CDSC in whole or in part, from time to time for classes of investors pursuant to Rule 22d-1 of the Investment Company Act of 1940, without amending this Multiple Share Class Plan.